Exhibit 99.4


                        CERTIFICATION OF PERIODIC REPORT

I, Thomas J. Prescott, Chief Financial Officer of Synovus Financial Corp.
(the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Annual Report on Form 10-K of the Company for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: March 20, 2003                    /s/Thomas J. Prescott
                                         -----------------------------------
                                            Thomas J. Prescott
                                            Chief Financial Officer